     As filed with the Securities and Exchange Commission on March 26, 1999
                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                             COR THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

                              --------------------

        DELAWARE                                         94-3060271
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                              256 EAST GRAND AVENUE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080
                                 (650) 244-6800
                    (Address of principal executive offices)

                     1998 NON-OFFICER EQUITY INCENTIVE PLAN
                            (Full title of the plans)

                                VAUGHN M. KAILIAN
                                    PRESIDENT
                             COR THERAPEUTICS, INC.
                              256 EAST GRAND AVENUE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080
                                 (650) 244-6800
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                              --------------------

                                   Copies to:

                              ROBERT L. JONES, ESQ.
                             JULIE M. ROBINSON, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                            PALO ALTO, CA 94306-2155
                                 (650) 843-5000

                              --------------------

                                    CALCULATION OF REGISTRATION FEE
=======================================================================================================
                                             PROPOSED MAXIMUM     PROPOSED MAXIMUM
TITLE OF SECURITIES         AMOUNT TO BE      OFFERING PRICE          AGGREGATE           AMOUNT OF
 TO BE REGISTERED            REGISTERED        PER SHARE(1)       OFFERING PRICE(1)    REGISTRATION FEE
-------------------------------------------------------------------------------------------------------
Stock Options and
Common Stock (par
value $.0001)              550,000 shares     $8.6563-$8.6919        $4,764,653            $1,406.00
=======================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon (a) the weighted average exercise price for options granted pursuant to the Registrant's 1998 Non-Officer Equity Incentive Plan and (b) the average of the high and low prices of Registrant's Common Stock on March 22, 1999 as reported on the Nasdaq National Market.

The chart below details the calculations of the registration fee:

                                                       OFFERING PRICE      AGGREGATE
         SECURITIES                NUMBER OF SHARES      PER SHARE      OFFERING PRICE
         ----------                ----------------    --------------   --------------
Shares issuable pursuant to
outstanding options under the
1998 Non-Officer Equity
Incentive Plan                         103,593         $8.6919(1)(a)        $900,420

Shares issuable pursuant to
the 1998 Non-Officer Equity
Incentive Plan                         446,407         $8.6563(1)(b)      $3,864,233

Proposed Maximum Offering Price                                           $4,764,653

Registration Fee                                                              $1,406

             INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION
                     STATEMENT ON FORM S-8 NO. 333-49567 AND
                   ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR
                      ENDED DECEMBER 31, 1998 NO. 000-19290


     The contents of Registration Statement on Form S-8 No. 333-49567 filed with the Securities and Exchange Commission on April 7, 1998 and the Registrant's Annual Report for fiscal year ended December 31, 1998, filed with the Securities and Exchange Commission on March 25, 1999, No. 000-19290, are incorporated by reference herein, with those changes set forth below.


                                    EXHIBITS

EXHIBIT
NUMBER
-------
5.1           Opinion of Cooley Godward LLP.

23.1          Consent of Ernst & Young LLP, Independent Auditors.

23.2          Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1          Power of Attorney is contained on the signature pages.

99.1*         1998 Non-Officer Equity Incentive Plan.

99.2*         Form of Nonstatutory Stock Option under the 1998 Non-Officer Equity
              Incentive Plan.

-----------------
* Incorporated by reference from Registrant's Form S-8 No. 333-49567 filed with the Securities and Exchange Commission on April 7, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, County of San Mateo, State of California, on the 24th day of March, 1999.


                                           COR THERAPEUTICS, INC.




                                           By /s/ Peter S. Roddy
                                             -----------------------------------
                                                  Peter S. Roddy
                                           Title: Vice President, Finance
                                                  (Principal Accounting Officer)



                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter S. Roddy and Laura A. Brege, and each or any one of them, his true and lawful attorney-in-fact and agents, with full power of substitution, for him and in his name, as in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                              TITLE                            DATE
---------                              -----                            ----
/s/ Vaughn M. Kailian                  President, Chief Executive       March 24, 1999
------------------------------------   Officer and Director
Vaughn M. Kailian                      (Principal Executive Officer)

/s/ Laura A. Brege                     Senior Vice President, Finance   March 24, 1999
------------------------------------   and Chief Financial Officer
Laura A. Brege                         (Principal Financial Officer)

/s/ Peter S. Roddy                     Vice President, Finance          March 24, 1999
------------------------------------   (Principal Accounting Officer)
Peter S. Roddy

SIGNATURE                              TITLE                            DATE
---------                              -----                            ----
/s/ Shaun R. Coughlin                  Director                         March 10, 1999
------------------------------------
Shaun R. Coughlin, M.D., Ph.D.

/s/ James T. Doluisio                  Director                         March 9, 1999
------------------------------------
James. T. Doluisio, Ph.D.

/s/ Charles J. Homcy                   Director                         March 24, 1999
------------------------------------
Charles J. Homcy

/s/ Jerry T. Jackson                   Director                         March 24, 1999
------------------------------------
Jerry T. Jackson

/s/ Ernest Mario                       Director                         March 24, 1999
------------------------------------
Ernest Mario, Ph.D.

/s/ Robert R. Momsen                   Director                         March 24, 1999
------------------------------------
Robert R. Momsen

/s/ Lloyd Hollingsworth Smith, Jr.     Director                         March 24, 1999
------------------------------------
Lloyd Hollingsworth Smith, Jr., M.D.

                                  EXHIBIT INDEX

EXHIBIT                                                                      SEQUENTIAL
NUMBER                             DESCRIPTION                               PAGE NUMBER
-------                            -----------                               -----------
  5.1     Opinion of Cooley Godward LLP.
 23.1     Consent of Ernst & Young LLP, Independent Auditors.
 23.2     Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.
 24.1     Power of Attorney is contained on the signature pages.
 99.1*    1998 Non-Officer Equity Incentive Plan.
 99.2*    Form of Nonstatutory Stock Option under the 1998 Non-Officer
          Equity Incentive Plan.

----------------------
* Incorporated by reference from Registrant's Form S-8 No. 333-49567 filed with the Securities and Exchange Commission on April 7, 1998.


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